--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

   Date of Report (Date of Earliest Event Reported)    January 30, 2003
                                                       ----------------



              Macquarie Securitisation Limited (ABN 16 003 297 336)
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


                           New South Wales, Australia
--------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)


         333-102423                                    Not Applicable
------------------------------              -----------------------------------
  (Commission File Number)                  (I.R.S. Employer Identification No.)


 Level 23, 20 Bond Street, Sydney NSW, 2000, Australia
--------------------------------------------------------------------------------
       (Address of Principal Executive Offices)             (Zip Code)


                               (011) 612 8232 4878
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)





--------------------------------------------------------------------------------

                         Exhibit Index Located on Page 5

--------------------------------------------------------------------------------

ITEM 2.      ACQUISITION OR DISPOSITION OF ASSETS.

         On January 24, 2003 (the "Closing Date"), Perpetual Trustees Australia Limited, in its capacity as issuer trustee (the "Issuer Trustee") of the PUMA Global Trust No. 3 (the "Trust"), publicly issued initial principal amount U.S. $1,000,000,000 of Class A Mortgage Backed Floating Rate Notes due on the quarterly payment date falling in August 2034 (the "Notes") pursuant to a registration statement (No. 333-102423) declared effective on January 15, 2003. In Addition, on the Closing Date the Issuer Trustee, in its capacity as issuer trustee of the Trust, issued initial principal amount A$54,000,000 of A$ Class B Mortgage Backed Floating Rate Notes due on the quarterly payment date falling in August 2034. The Notes were issued in exchange for, and evidence the beneficial ownership interest in the assets of the Trust consisting primarily of a pool of housing loans secured by properties located in Australia. Macquarie Securitisation Limited was the manager for the issuance of the Notes. The Notes were sold to Deutsche Banc Securities Inc., J.P. Morgan Securities Inc. and Saloman Smith Barney Inc. (the "Underwriters") and Macquarie Securitisation Limited paid the Underwriters a commission of approximately U.S. $1,500,000 in connection with the sale of the Notes. The Issuer Trustee used the net proceeds from the sale of the Notes, other than the amounts invested in authorized investments as the Principal Cash Balance and the Pre-Funding Pool (as such terms are defined in the prospectus in respect of the Notes dated January 20, 2003, as filed with the Securities and Exchange Commission), to acquire the pool of housing loans and related mortgages included in the assets of the Trust from various selling funds created under the Trust Deed and for general expenses relating to the Trust.

         The housing loan pool acquired by the Trust on the Closing Date has the characteristics described in Exhibit 99.2 attached hereto.

ITEM 7.      FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         List below the financial statements, pro forma financial information and exhibits, if any, filed as part of this report.

             (a)  Financial Statements of Business Acquired.

                  Not applicable

             (b)  Pro Forma Financial Information.

                  Not applicable

             (c)  Exhibits.

             EXHIBIT

             NO.  DOCUMENT DESCRIPTION

             99.2 Housing Loan Pool Information

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            MACQUARIE SECURITISATION LIMITED
                                                     (Registrant)


Dated: January 30, 2003                 By:   /s/ Philip Richards
                                           ---------------------------------
                                           Name:  Philip Jack Richards
                                           Title:    Director

INDEX TO EXHIBITS

             EXHIBIT

             NO.  DOCUMENT DESCRIPTION

             99.2 Housing Loan Pool Information

     SELECTED PRELIMINARY HOUSING LOAN POOL DATA AS OF THE CLOSE OF BUSINESS
                               ON 24 JANUARY, 2003

Number of Housing Loans ...................................................7,430
Number of Housing Loan Accounts ...........................................8,523
Housing Loan Pool Size ..........................................A$1,387,183,931
Average Current Housing Loan Balance ..................................A$186,700
Maximum Current Housing Loan Balance ................................A$1,000,000
Maximum Remaining Term to Maturity in months ................................360
Weighted Average Remaining Term to Maturity in months .......................348
Weighted Average Original Loan-to-Value Ratio ............................75.81%
Maximum Original Loan-to-Value Ratio .....................................95.00%

                            HOUSING LOAN INFORMATION
                         YEAR AND PERIOD OF ORIGINATION

----------------------------------------------------------------------------------------------------------
Year and Period of   No. of Housing   Total Security     Total Loan    Weighted   Average Loan    % by
Origination              Loans          Valuations        Balance      Average       Balance      Loan
                                                                       Original                  Balance
                                                                          LTV
----------------------------------------------------------------------------------------------------------
                                           (A$)             (A$)          (%)         (A$)
----------------------------------------------------------------------------------------------------------
1993 Q4                     2             $760,000         $384,086      76.85%     $192,043      0.03%
----------------------------------------------------------------------------------------------------------
1994 Q1                     4             $624,000         $424,247      86.72%     $106,062      0.03%
----------------------------------------------------------------------------------------------------------
1994 Q2                    20           $4,891,500       $1,961,243      69.14%      $98,062      0.14%
----------------------------------------------------------------------------------------------------------
1994 Q3                    10           $1,698,000         $914,349      71.86%      $91,435      0.07%
----------------------------------------------------------------------------------------------------------
1994 Q4                     9           $2,339,000       $1,152,530      67.21%     $128,059      0.08%
----------------------------------------------------------------------------------------------------------
1995 Q1                     7           $2,338,000       $1,068,255      60.04%     $152,608      0.08%
----------------------------------------------------------------------------------------------------------
1995 Q2                    15           $4,230,000       $1,851,406      57.45%     $123,427      0.13%
----------------------------------------------------------------------------------------------------------
1995 Q3                    35           $6,822,250       $3,633,271      68.75%     $103,808      0.26%
----------------------------------------------------------------------------------------------------------
1995 Q4                   109          $20,927,450       $7,274,497      61.55%      $66,739      0.52%
----------------------------------------------------------------------------------------------------------
1996 Q1                    43           $9,347,000       $3,766,791      62.73%      $87,600      0.27%
----------------------------------------------------------------------------------------------------------
1996 Q2                    28           $7,408,011       $2,751,852      60.94%      $98,280      0.20%
----------------------------------------------------------------------------------------------------------
1996 Q3                    29           $7,978,000       $3,544,169      59.33%     $122,213      0.26%
----------------------------------------------------------------------------------------------------------
1996 Q4                    24           $5,776,000       $2,720,632      58.41%     $113,360      0.20%
----------------------------------------------------------------------------------------------------------
1997 Q1                    47          $13,874,635       $6,694,838      61.52%     $142,443      0.48%
----------------------------------------------------------------------------------------------------------
1997 Q2                    66          $17,304,000       $8,358,603      64.44%     $126,645      0.60%
----------------------------------------------------------------------------------------------------------
1997 Q3                    70          $17,270,000       $8,978,925      67.51%     $128,270      0.65%
----------------------------------------------------------------------------------------------------------
1997 Q4                    79          $20,536,750      $11,450,993      65.61%     $144,949      0.83%
----------------------------------------------------------------------------------------------------------
1998 Q1                    79          $22,487,700      $12,698,839      65.29%     $160,745      0.92%
----------------------------------------------------------------------------------------------------------
1998 Q2                    87          $24,728,000      $14,027,470      64.09%     $161,235      1.01%
----------------------------------------------------------------------------------------------------------
1998 Q3                    71          $20,793,500      $12,453,383      68.92%     $175,400      0.90%
----------------------------------------------------------------------------------------------------------
1998 Q4                    83          $21,803,400      $13,686,647      68.91%     $164,899      0.99%
----------------------------------------------------------------------------------------------------------
1999 Q1                    65          $17,998,500      $10,984,255      69.93%     $168,989      0.79%
----------------------------------------------------------------------------------------------------------
1999 Q2                    63          $17,122,700      $10,458,647      67.77%     $166,010      0.75%
----------------------------------------------------------------------------------------------------------
1999 Q3                    36           $9,053,000       $5,655,431      70.86%     $157,095      0.41%
----------------------------------------------------------------------------------------------------------
1999 Q4                    21           $5,653,000       $3,522,602      67.56%     $167,743      0.25%
----------------------------------------------------------------------------------------------------------
2000 Q1                    35           $8,760,000       $6,060,166      73.98%     $173,148      0.44%
----------------------------------------------------------------------------------------------------------
2000 Q2                    28           $6,428,500       $4,684,808      76.87%     $167,315      0.34%
----------------------------------------------------------------------------------------------------------
2000 Q3                    46          $10,524,500       $7,727,065      77.78%     $167,980      0.56%
----------------------------------------------------------------------------------------------------------
2000 Q4                    49          $12,560,006       $8,439,643      73.27%     $172,238      0.61%
----------------------------------------------------------------------------------------------------------
2001 Q1                    52          $13,799,021       $9,043,736      72.58%     $173,918      0.65%
----------------------------------------------------------------------------------------------------------
2001 Q2                    58          $23,817,076      $14,227,662      74.14%     $245,305      1.03%
----------------------------------------------------------------------------------------------------------
2001 Q3                    90          $27,687,192      $19,533,152      76.65%     $217,035      1.41%
----------------------------------------------------------------------------------------------------------
2001 Q4                   154          $46,304,657      $31,224,403      78.19%     $202,756      2.25%
----------------------------------------------------------------------------------------------------------
2002 Q1                   209          $63,890,654      $41,366,439      77.07%     $197,926      2.98%
----------------------------------------------------------------------------------------------------------
2002 Q2                   213          $66,062,382      $44,569,624      76.99%     $209,247      3.21%
----------------------------------------------------------------------------------------------------------
2002 Q3                 1,550         $392,163,349     $269,092,281      78.03%     $173,608     19.40%
----------------------------------------------------------------------------------------------------------
2002 Q4                 3,211         $982,281,928     $651,725,619      76.74%     $202,967     46.98%
----------------------------------------------------------------------------------------------------------
2003 Q1                   633         $188,467,163     $129,071,373      76.77%     $203,904      9.30%
----------------------------------------------------------------------------------------------------------
Total                   7,430       $2,126,510,824   $1,387,183,931      75.81%     $186,700    100.00%
---------------------=====================================================================================

Weighted Average Seasoning in months: 11

                     POOL PROFILE BY GEOGRAPHIC DISTRIBUTION

--------------------------------------------------------------------------------------------------------------------
Region                                No. of     Total Security      Total Loan    Weighted     Average     % by
                                      Housing      Valuations         Balance      Average       Loan       Loan
                                      Loans                                        Original     Balance    Balance
                                                                                     LTV
--------------------------------------------------------------------------------------------------------------------
                                                      (A$)              (A$)          (%)        (A$)
--------------------------------------------------------------------------------------------------------------------
AUSTRALIAN CAPITAL TERRITORY
--------------------------------------------------------------------------------------------------------------------
Metro                                    224       $58,390,350      $40,071,009      76.54%    $178,888     2.89%
--------------------------------------------------------------------------------------------------------------------
Other                                     0            $0                $0          0.00%        $0        0.00%
--------------------------------------------------------------------------------------------------------------------
NEW SOUTH WALES
--------------------------------------------------------------------------------------------------------------------
Metro                                   2,158     $880,250,381      $543,703,709     73.89%    $251,948    39.19%
--------------------------------------------------------------------------------------------------------------------
Other                                    771      $205,251,563      $131,279,798     74.44%    $170,272     9.46%
--------------------------------------------------------------------------------------------------------------------
QUEENSLAND
--------------------------------------------------------------------------------------------------------------------
Metro                                    930      $206,168,261      $144,274,433     78.81%    $155,134    10.40%
--------------------------------------------------------------------------------------------------------------------
Other                                    637      $147,186,467      $101,942,833     77.82%    $160,036     7.35%
--------------------------------------------------------------------------------------------------------------------
VICTORIA
--------------------------------------------------------------------------------------------------------------------
Metro                                   1,358     $360,553,921      $237,783,834     75.85%    $175,099    17.14%
--------------------------------------------------------------------------------------------------------------------
Other                                    297       $55,782,490      $38,233,154      77.96%    $128,731     2.76%
--------------------------------------------------------------------------------------------------------------------
WESTERN AUSTRALIA
--------------------------------------------------------------------------------------------------------------------
Metro                                    488      $110,263,680      $76,756,374      78.49%    $157,288     5.53%
--------------------------------------------------------------------------------------------------------------------
Other                                     9        $2,330,500        $1,688,395      79.31%    $187,599     0.12%
--------------------------------------------------------------------------------------------------------------------
SOUTH AUSTRALIA
--------------------------------------------------------------------------------------------------------------------
Metro                                    360       $70,205,857      $49,525,389      78.84%    $137,571     3.57%
--------------------------------------------------------------------------------------------------------------------
Other                                    34        $6,523,200        $4,706,712      77.37%    $138,433     0.34%
--------------------------------------------------------------------------------------------------------------------
NORTHERN TERRITORY
--------------------------------------------------------------------------------------------------------------------
Metro                                     6        $1,226,000        $1,022,086      83.25%    $170,348     0.07%
--------------------------------------------------------------------------------------------------------------------
Other                                     1         $157,500          $99,552        63.49%     $99,552     0.01%
--------------------------------------------------------------------------------------------------------------------
TASMANIA
--------------------------------------------------------------------------------------------------------------------
Metro                                    94        $14,606,154      $10,163,797      78.92%    $108,125     0.73%
--------------------------------------------------------------------------------------------------------------------
Other                                    63        $7,614,500        $5,932,855      84.48%     $94,172     0.43%
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
Total                                   7,430    $2,126,510,824    $1,387,183,931    75.81%    $186,700    100.00%
--------------------------------------==============================================================================

For the purposes of preparing the information in the "Pool Profile by Geographical Distribution" table above each housing loan has been classified based on the location of the property which is securing the housing loan. Where there is more than one property securing a housing loan, the housing loan is generally categorized according to the security property with the higher value at the time the loan was established.

                   POOL PROFILE BY CURRENT BALANCE OUTSTANDING

----------------------------------------------------------------------------------------------------------------------
Current Balance Outstanding (A$)        No. of     Total Security      Total Loan    Weighted   Average      % by
                                        Housing      Valuations         Balance      Average     Loan         Loan
                                         Loans                                       Original   Balance      Balance
                                                                                       LTV
----------------------------------------------------------------------------------------------------------------------
                                                        (A$)              (A$)          (%)        (A$)
----------------------------------------------------------------------------------------------------------------------
0 to 50,000                               306        $62,422,000      $10,398,727      53.29%    $33,983     0.75%
----------------------------------------------------------------------------------------------------------------------
50,001 to 100,000                        1,012      $174,666,816      $81,386,832      67.66%    $80,422     5.87%
----------------------------------------------------------------------------------------------------------------------
100,001 to 150,000                       1,948      $383,318,165      $247,591,072     75.83%    $127,100    17.85%
----------------------------------------------------------------------------------------------------------------------
150,001 to 200,000                       1,535      $394,679,697      $267,533,347     76.49%    $174,289    19.29%
----------------------------------------------------------------------------------------------------------------------
200,001 to 250,000                        995       $314,783,429      $223,362,374     78.17%    $224,485    16.10%
----------------------------------------------------------------------------------------------------------------------
250,001 to 300,000                        676       $260,899,307      $185,773,663     77.81%    $274,813    13.39%
----------------------------------------------------------------------------------------------------------------------
300,001 to 350,000                        397       $184,717,322      $128,845,612     76.53%    $324,548    9.29%
----------------------------------------------------------------------------------------------------------------------
350,001 to 400,000                        247       $132,157,182      $92,511,360      76.39%    $374,540    6.67%
----------------------------------------------------------------------------------------------------------------------
400,001 to 450,000                        145        $85,117,700      $61,697,433      76.44%    $425,500    4.45%
----------------------------------------------------------------------------------------------------------------------
450,001 to 500,000                        115        $76,822,496      $55,408,186      74.89%    $481,810    3.99%
----------------------------------------------------------------------------------------------------------------------
500,001 to 550,000                        24         $19,051,710      $12,357,346      70.39%    $514,889    0.89%
----------------------------------------------------------------------------------------------------------------------
550,001 to 600,000                        12         $10,964,000       $6,954,154      69.15%    $579,513    0.50%
----------------------------------------------------------------------------------------------------------------------
600,001 to 650,000                         8         $7,650,000        $4,998,268      67.97%    $624,784    0.36%
----------------------------------------------------------------------------------------------------------------------
650,001 to 700,000                         1         $1,221,000         $690,110       61.43%    $690,110    0.05%
----------------------------------------------------------------------------------------------------------------------
700,001 to 750,000                         2         $2,110,000        $1,464,990      69.74%    $732,495    0.11%
----------------------------------------------------------------------------------------------------------------------
750,001 to 800,000                         2         $2,950,000        $1,600,000      54.63%    $800,000    0.12%
----------------------------------------------------------------------------------------------------------------------
800,001 to 850,000                         2         $8,150,000        $1,668,456      26.68%    $834,228    0.12%
----------------------------------------------------------------------------------------------------------------------
850,001 to 900,000                         0             $0                $0          0.00%        $0       0.00%
----------------------------------------------------------------------------------------------------------------------
900,001 to 950,000                         0             $0                $0          0.00%        $0       0.00%
----------------------------------------------------------------------------------------------------------------------
950,001 to 1,000,000                       3         $4,830,000        $2,942,000      62.00%    $980,667    0.21%
----------------------------------------------------------------------------------------------------------------------
Total                                    7,430     $2,126,510,824    $1,387,183,931    75.81%    $186,700   100.00%
--------------------------------------================================================================================

               POOL PROFILE BY ORIGINAL LOAN-TO-VALUE RATIO (LTV)

----------------------------------------------------------------------------------------------------------------------
Original LTV (%)                      No. of     Total Security      Total Loan    Weighted     Average      % by
                                     Housing       Valuations         Balance      Average       Loan        Loan
                                      Loans                                        Original     Balance     Balance
                                                                                     LTV
----------------------------------------------------------------------------------------------------------------------
                                                      (A$)              (A$)          (%)        (A$)
----------------------------------------------------------------------------------------------------------------------
0 - 10.00                               8          $5,775,100         $417,367       8.58%      $52,171      0.03%
----------------------------------------------------------------------------------------------------------------------
10.01 - 15.00                           13         $5,837,500         $535,370       13.09%     $41,182      0.04%
----------------------------------------------------------------------------------------------------------------------
15.01 - 20.00                           40         $21,754,500       $3,309,127      17.87%     $82,728      0.24%
----------------------------------------------------------------------------------------------------------------------
20.01 - 25.00                           64         $30,051,000       $5,688,169      22.86%     $88,878      0.41%
----------------------------------------------------------------------------------------------------------------------
25.01 - 30.00                           69         $28,446,000       $6,870,437      27.82%     $99,572      0.50%
----------------------------------------------------------------------------------------------------------------------
30.01 - 35.00                          100         $42,783,500      $12,539,666      32.79%    $125,397      0.90%
----------------------------------------------------------------------------------------------------------------------
35.01 - 40.00                          107         $45,252,553      $14,448,957      37.72%    $135,037      1.04%
----------------------------------------------------------------------------------------------------------------------
40.01 - 45.00                          143         $54,542,204      $19,576,181      42.60%    $136,896      1.41%
----------------------------------------------------------------------------------------------------------------------
45.01 - 50.00                          210         $80,812,099      $34,209,567      48.09%    $162,903      2.47%
----------------------------------------------------------------------------------------------------------------------
50.01 - 55.00                          224         $84,405,903      $40,006,528      52.47%    $178,601      2.88%
----------------------------------------------------------------------------------------------------------------------
55.01 - 60.00                          301        $107,967,964      $54,123,073      57.84%    $179,811      3.90%
----------------------------------------------------------------------------------------------------------------------
60.01 - 65.00                          396        $137,376,368      $77,071,814      62.68%    $194,626      5.56%
----------------------------------------------------------------------------------------------------------------------
65.01 - 70.00                          447        $141,994,583      $87,695,407      67.78%    $196,187      6.32%
----------------------------------------------------------------------------------------------------------------------
70.01 - 75.00                          632        $196,481,831      $127,572,595     72.90%    $201,855      9.20%
----------------------------------------------------------------------------------------------------------------------
75.01 - 80.00                         2,317       $637,565,053      $463,812,578     79.07%    $200,178     33.44%
----------------------------------------------------------------------------------------------------------------------
80.01 - 85.00                          375         $86,693,657      $69,747,065      83.59%    $185,992      5.03%
----------------------------------------------------------------------------------------------------------------------
85.01 - 90.00                         1,422       $303,741,153      $262,903,444     89.19%    $184,883     18.95%
----------------------------------------------------------------------------------------------------------------------
90.01 - 95.00                          562        $115,029,856      $106,656,584     94.44%    $189,780      7.69%
----------------------------------------------------------------------------------------------------------------------
95.00+                                  0              $0                $0          0.00%        $0         0.00%
----------------------------------------------------------------------------------------------------------------------
Total                                 7,430      $2,126,510,824    $1,387,183,931    75.81%    $186,700     100.00%
-----------------------------------===================================================================================

                        POOL PROFILE BY YEAR OF MATURITY

----------------------------------------------------------------------------------------------------------------------
Year of Maturity                        No. of     Total Security      Total Loan    Weighted   Average      % by
                                        Housing      Valuations         Balance      Average      Loan       Loan
                                         Loans                                       Original   Balance     Balance
                                                                                       LTV
----------------------------------------------------------------------------------------------------------------------
                                                        (A$)              (A$)          (%)        (A$)
----------------------------------------------------------------------------------------------------------------------
2003 to 2019                               0             $0                $0          0.00%        $0       0.00%
----------------------------------------------------------------------------------------------------------------------
2020                                      321        $72,288,211      $29,953,687      63.01%    $93,314     2.16%
----------------------------------------------------------------------------------------------------------------------
2021                                       0             $0                $0          0.00%        $0       0.00%
----------------------------------------------------------------------------------------------------------------------
2022                                       0             $0                $0          0.00%        $0       0.00%
----------------------------------------------------------------------------------------------------------------------
2023                                       0             $0                $0          0.00%        $0       0.00%
----------------------------------------------------------------------------------------------------------------------
2024                                       0             $0                $0          0.00%        $0       0.00%
----------------------------------------------------------------------------------------------------------------------
2025                                       0             $0                $0          0.00%        $0       0.00%
----------------------------------------------------------------------------------------------------------------------
2026                                       0             $0                $0          0.00%        $0       0.00%
----------------------------------------------------------------------------------------------------------------------
2027                                      253        $65,843,885      $33,452,176      64.55%    $132,222    2.41%
----------------------------------------------------------------------------------------------------------------------
2028                                      315        $88,852,100      $52,080,504      66.87%    $165,335    3.75%
----------------------------------------------------------------------------------------------------------------------
2029                                      207        $55,100,200      $33,828,306      68.97%    $163,422    2.44%
----------------------------------------------------------------------------------------------------------------------
2030                                      148        $35,699,000      $25,179,247      75.33%    $170,130    1.82%
----------------------------------------------------------------------------------------------------------------------
2031                                      298        $93,571,041      $62,420,428      75.92%    $209,465    4.50%
----------------------------------------------------------------------------------------------------------------------
2032                                     4,240     $1,213,914,698     $815,093,461     77.27%    $192,239    58.76%
----------------------------------------------------------------------------------------------------------------------
2033                                     1,648      $501,241,689      $335,176,121     76.61%    $203,384    24.16%
----------------------------------------------------------------------------------------------------------------------
Total                                    7,430     $2,126,510,824    $1,387,183,931    75.81%    $186,700   100.00%
--------------------------------------================================================================================

                  POOL PROFILE BY MONTHS REMAINING TO MATURITY

-----------------------------------------------------------------------------------------------------------------------
Range of Months remaining to Maturity     No. of     Total Security      Total Loan    Weighted   Average    % by
                                         Housing       Valuations         Balance      Average     Loan       Loan
                                          Loans                                        Original   Balance    Balance
                                                                                         LTV
-----------------------------------------------------------------------------------------------------------------------
                                                          (A$)              (A$)          (%)        (A$)
-----------------------------------------------------------------------------------------------------------------------
1    - 204                                  0              $0                $0          0.00%        $0       0.00%
-----------------------------------------------------------------------------------------------------------------------
205 - 216                                  321         $72,288,211      $29,953,687      63.01%    $93,314     2.16%
-----------------------------------------------------------------------------------------------------------------------
217 - 276                                   0              $0                $0          0.00%        $0       0.00%
-----------------------------------------------------------------------------------------------------------------------
277 - 288                                   14         $2,851,000        $1,493,640      66.19%    $106,689    0.11%
-----------------------------------------------------------------------------------------------------------------------
289 - 300                                  262         $68,985,385      $35,483,359      65.04%    $135,433    2.56%
-----------------------------------------------------------------------------------------------------------------------
301 - 312                                  320         $89,812,600      $52,866,339      66.76%    $165,207    3.81%
-----------------------------------------------------------------------------------------------------------------------
313 - 324                                  185         $49,827,200      $30,620,935      69.09%    $165,519    2.21%
-----------------------------------------------------------------------------------------------------------------------
325 - 336                                  158         $38,273,006      $26,911,682      75.35%    $170,327    1.94%
-----------------------------------------------------------------------------------------------------------------------
337 - 348                                  355        $111,879,946      $74,206,946      76.30%    $209,034    5.35%
-----------------------------------------------------------------------------------------------------------------------
349 - 361                                 5,815      $1,692,593,476    $1,135,647,342    77.07%    $195,296   81.87%
-----------------------------------------------------------------------------------------------------------------------
Total                                     7,430      $2,126,510,824    $1,387,183,931    75.81%    $186,700   100.00%
---------------------------------------================================================================================

                     POOL PROFILE BY PROPERTY OWNERSHIP TYPE

----------------------------------------------------------------------------------------------------------------------
                                      No. of     Total Security      Total Loan    Weighted     Average    % by Loan
Property Ownership Type               Housing      Valuations         Balance      Average       Loan       Balance
                                       Loans                                       Original     Balance
                                                                                      LTV
----------------------------------------------------------------------------------------------------------------------
                                                      (A$)              (A$)          (%)        (A$)
----------------------------------------------------------------------------------------------------------------------
Owner-occupied                         4,889     $1,357,779,892     $868,160,600     75.82%    $177,574     62.58%
----------------------------------------------------------------------------------------------------------------------
Investment/Non owner-occupied          2,541      $768,730,932      $519,023,331     75.78%    $204,259     37.42%
----------------------------------------------------------------------------------------------------------------------
Total                                  7,430     $2,126,510,824    $1,387,183,931    75.81%    $186,700     100.00%
------------------------------------==================================================================================

For the purposes of preparing the information in the "Pool Profile by Property Ownership Type" table above each housing loan has been classified based on the ownership type of the property which is securing the housing loan. Where there is more than one property securing a housing loan, the housing loan is generally categorized according to the security property with the higher value at the time the loan was established.



                     POOL PROFILE BY NO. OF DAYS DELINQUENT

----------------------------------------------------------------------------------------------------------------------
                                          No. of    Total Security  Total Loan   Weighted     Average     % by Loan
Number of days delinquent                Housing      Valuations      Balance     Average       Loan        Balance
                                          Loans                                  Original     Balance
                                                                                   LTV
----------------------------------------------------------------------------------------------------------------------
                                                         (A$)          (A$)         (%)          (A$)
----------------------------------------------------------------------------------------------------------------------
30-59 days                                 0              $0            $0         0.00%          $0         0.00%
----------------------------------------------------------------------------------------------------------------------
60-89 days                                 0              $0            $0         0.00%          $0         0.00%
----------------------------------------------------------------------------------------------------------------------
90 days or greater                         0              $0            $0         0.00%          $0         0.00%
----------------------------------------------------------------------------------------------------------------------
Total                                      0              $0            $0         0.00%          $0         0.00%
------------------------------------==================================================================================


The information in the "Pool Profile by No. of Days Delinquent" table above has been prepared as at the opening of business on January 1, 2002.

                          MORTGAGE INSURER DISTRIBUTION

----------------------------------------------------------------------------------------------------------------------
Mortgage Insurer                      No. of     Total Security      Total Loan    Weighted     Average    % by Loan
                                      Housing      Valuations         Balance      Average    Loan Balance  Balance
                                       Loans                                       Original
                                                                                      LTV
----------------------------------------------------------------------------------------------------------------------
                                                      (A$)              (A$)          (%)         (A$)
----------------------------------------------------------------------------------------------------------------------
GE Capital Mortgage Insurance          3,014      $881,838,733      $590,338,608     76.50%     $195,865     42.56%
Corporation (Australia) Pty Ltd
----------------------------------------------------------------------------------------------------------------------
GE Mortgage Insurance Pty Ltd           141        $40,841,952      $24,598,265      68.32%     $174,456     1.77%
----------------------------------------------------------------------------------------------------------------------
PMI Mortgage Insurance Ltd             3,269      $924,936,229      $613,462,663     76.44%     $187,661     44.22%
----------------------------------------------------------------------------------------------------------------------
PMI Indemnity Limited                   869       $252,494,910      $146,472,239     72.22%     $168,553     10.56%
----------------------------------------------------------------------------------------------------------------------
Commonwealth of Australia               137        $26,399,000      $12,312,157      68.84%     $89,870      0.89%
----------------------------------------------------------------------------------------------------------------------
Total                                  7,430     $2,126,510,824    $1,387,183,931    75.81%     $186,700    100.00%
------------------------------------==================================================================================

                          POOL PROFILE BY AMORTIZATION

----------------------------------------------------------------------------------------------------------------------
Amortization                           No. of Housing       Total Loan      Weighted      Average      % by Loan
                                        Loan Accounts    Account Balance    Average        Loan          Account
                                                                            Original      Account        Balance
                                                                              LTV         Balance
----------------------------------------------------------------------------------------------------------------------
                                                               (A$)           (%)          (A$)
----------------------------------------------------------------------------------------------------------------------
Principal and Interest                      5,614          $868,217,012      76.55%      $154,652         62.59%
----------------------------------------------------------------------------------------------------------------------
Interest only                               2,909          $518,966,918      74.57%      $178,400         37.41%
----------------------------------------------------------------------------------------------------------------------
Total                                       8,523         $1,387,183,931     75.81%      $162,758        100.00%
-------------------------------------=================================================================================

                       POOL PROFILE BY INTEREST RATE TYPE

----------------------------------------------------------------------------------------------------------------------
Interest Rate Type                           No. of        Total Loan       Weighted    Average Loan     % by Loan
                                            Housing     Account Balance     Average    Account Balance    Account
                                              Loan                        Original LTV                    Balance
                                            Accounts
----------------------------------------------------------------------------------------------------------------------
                                                              (A$)            (%)           (A$)
----------------------------------------------------------------------------------------------------------------------
Variable rate                                8,212       $1,348,442,272      75.82%       $164,204         97.21%
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
Fixed Rate
----------------------------------------------------------------------------------------------------------------------
Remaining period to end of fixed rate
period
----------------------------------------------------------------------------------------------------------------------
1 - 12 months                                 133         $15,438,037        74.73%       $116,075         1.11%
----------------------------------------------------------------------------------------------------------------------
13 - 24 months                                 54          $6,920,748        78.10%       $128,162         0.50%
----------------------------------------------------------------------------------------------------------------------
25 - 36 months                                 78         $10,898,089        76.35%       $139,719         0.79%
----------------------------------------------------------------------------------------------------------------------
37 - 48 months                                 16          $1,905,206        76.72%       $119,075         0.14%
----------------------------------------------------------------------------------------------------------------------
49 - 60 months                                 30          $3,579,578        68.63%       $119,319         0.26%
----------------------------------------------------------------------------------------------------------------------
Total                                        8,523       $1,387,183,931      75.81%       $162,758        100.00%
------------------------------------------============================================================================

                          INTEREST RATES DISTRIBUTION BY CURRENT INTEREST RATE

Current Interest Rate (%)                 Number      Total Current   Weighted     Average   % by
                                            of       Account Balance   Average      Current   Current
                                          Accounts                    Original     Account   Account
                                                                         LTV       Balance    Balance
                                                          (A$)           (%)        (A$)
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
Mortgages with discretionary variable or discounted discretionary variable interest rates
--------------------------------------------------------------------------------------------------------
4.001% - 4.50%                                4         $399,724        77.15%     $99,931     0.03%
--------------------------------------------------------------------------------------------------------
4.501% - 5.00%                                0            $0           0.00%        $0        0.00%
--------------------------------------------------------------------------------------------------------
5.001% - 5.50%                               69        $9,704,616       79.56%    $140,647     0.70%
--------------------------------------------------------------------------------------------------------
5.501% - 6.00%                              1,269     $227,941,969      78.18%    $179,623     16.43%
--------------------------------------------------------------------------------------------------------
6.001% - 6.50%                              4,737     $746,378,893      76.17%    $157,564     53.81%
--------------------------------------------------------------------------------------------------------
6.501% - 7.00%                              1,067     $166,838,996      75.84%    $156,363     12.03%
--------------------------------------------------------------------------------------------------------
7.001% - 7.50%                               877      $164,992,354      71.33%    $188,133     11.89%
--------------------------------------------------------------------------------------------------------
7.501% - 8.00%                               188       $32,120,661      72.84%    $170,855     2.32%
--------------------------------------------------------------------------------------------------------
8.001% - 8.50%                                1          $65,060        25.00%     $65,060     0.00%
--------------------------------------------------------------------------------------------------------
Sub-Total                                   8,212    $1,348,442,272     75.82%    $164,204     97.21%
------------------------------------------==============================================================

--------------------------------------------------------------------------------------------------------
Mortgages with fixed interest rates
--------------------------------------------------------------------------------------------------------
5.501% - 6.00%
                                              5         $574,611        72.37%    $114,922     0.04%
--------------------------------------------------------------------------------------------------------
6.001% - 6.50%                               63        $10,025,144      81.24%    $159,129     0.72%
--------------------------------------------------------------------------------------------------------
6.501% - 7.00%                               71        $8,770,207       75.04%    $123,524     0.63%
--------------------------------------------------------------------------------------------------------
7.001% - 7.50%                               97        $11,418,132      74.27%    $117,713     0.82%
--------------------------------------------------------------------------------------------------------
7.501% - 8.00%                               51        $5,489,921       69.19%    $107,646     0.40%
--------------------------------------------------------------------------------------------------------
8.001% - 8.50%                               21        $2,249,104       71.86%    $107,100     0.16%
--------------------------------------------------------------------------------------------------------
8.501% - 9.00%                                3         $214,539        67.25%     $71,513     0.02%
--------------------------------------------------------------------------------------------------------
Sub-Total                                    311       $38,741,658      75.32%    $124,571     2.79%
------------------------------------------==============================================================

------------------------------------------==============================================================
Total                                       8,523    $1,387,183,931     75.81%    $162,758    100.00%
------------------------------------------==============================================================